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                                                                    Exhibit 10.2

BETWEEN:

            WAYNE ALAN TAYLOR

            ("Taylor")

AND:

            GESTURE RECOGNITION TECHNOLOGIES (GRT)
            INTERNATIONAL LIMITED

            ("GRT")

WHEREAS:

A. Taylor and DSI Datotech Systems, Inc. ("Datotech") entered into an Agreement on the 28th day of February, 2000 (the "Agreement") a copy of which is attached hereto as Schedule "A";

B. Pursuant to clause 6 of the Agreement, Taylor has been granted an option (the "Option") to sell or license certain technology owned by Datotech to a partnership or corporation on condition that such partnership or corporation pays to Datotech the sum of U.S.$8,000,000 and issues to Datotech a 20% undiluted equity interest in such partnership or corporation.

NOW THEREFOR THIS AGREEMENT WITNESSETH that, in consideration for the payment by GRT to Taylor of the sum of U.S.$10, Taylor hereby irrevocably assigns to GRT all of Taylor's right, title and interest in and to the Option.

IN WITNESS WHEREOF parties have executed this Agreement effective the date first above written.


/s/ Wayne Alan Taylor
---------------------
  WAYNE ALAN TAYLOR

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GESTURE RECOGNITION TECHNOLOGIES
(GRT) INTERNATIONAL LIMITED


Per: /s/ Ian Phillips
     --------------------
     Authorized Signatory

Notice of the above Assignment is hereby acknowledged effective the 28 day of July 2000.

DSI DATOTECH SYSTEMS INC.


Per: /s/ Edward C. Pardiak
     ---------------------
     Authorized Signatory